SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     February 12, 2003 (February 11, 2003)
               Date of Report (Date of earliest event reported)


                            SYCAMORE NETWORKS, INC.
            (Exact name of registrant as specified in its charter)


       Delaware                       000-27273              04-3410558
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    file number)         Identification No.)


                                 220 Mill Road
                             Chelmsford, MA 01824
                   (Address of principal executive offices)
                                  (Zip code)


      Registrant's telephone number, including area code: (978) 250-2900


                                Not Applicable
         (Former name or former address, if changed since last report)

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits.

    99.1 Press Release of Registrant, dated February 11, 2003, reporting Sycamore Networks, Inc.'s (the "Registrant") second quarter results for the period ending January 25, 2003 (furnished and not filed herewith solely pursuant to Item 9).

ITEM 9: REGULATION FD DISCLOSURE

On February 11, 2003, the Registrant reported its second quarter results for the period ending January 25, 2003.

A copy of the press release issued by the Registrant on February 11, 2003 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In light of new Securities and Exchange Commission requirements that will be effective March 28, 2003 concerning the furnishing of additional information by registrants regarding non-GAAP financial measures and results of operations or financial condition for completed quarterly or annual periods, the Registrant is electing to furnish the information for its most recently completed fiscal quarter under Item 9. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of the information in this report (including the exhibit hereto) shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this report contains material information that is not otherwise publicly available.

The Registrant provides pro forma net loss and pro forma net loss per share in the press release as additional information for its operating results. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies. Pro forma net loss has been adjusted to exclude the effects of stock compensation, payroll tax on stock option exercises, restructuring charges and related asset impairments, excess inventory charge and losses on investments. The Registrant's management believes that the presentation of pro forma net loss and pro forma net loss per share in the press release provides useful information to investors regarding financial and business trends relating to its financial condition and results of operations.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sycamore Networks, Inc.


/s/ Frances M. Jewels
---------------------------
Frances M. Jewels
Chief Financial Officer
(Duly Authorized Officer and Principal
Financial and Accounting Officer)

Dated: February 12, 2003

EXHIBIT INDEX

Exhibit               Description
Number

99.1 Press Release of Registrant, dated February 11, 2003, reporting Registrant's second quarter results for the period ending January 25, 2003.